FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of December 31, 1999 by and among CNL APF Partners, LP, a limited partnership formed under the laws of the State of Delaware (the "Borrower"), CNL AMERICAN PROPERTIES FUND, INC., a corporation organized under the laws of the State of Maryland (the "Parent"), each of the undersigned Guarantors (as defined in the Credit Agreement referred to below; together with the Parent, the "Existing Guarantors"), each of the Lenders (as defined in the Credit Agreement referred to below), and FIRST Union National Bank, as Administrative Agent.

         WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of June 9, 1999 (the "Credit Agreement"), which the parties hereto desire to amend on the terms and conditions contained herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

         (a) The Credit Agreement is amended by deleting from Section 1.1. the definition of the terms "Contingent Obligations", "Contribution Date", "Excluded Subsidiary", "Guarantor", "Nonrecourse SPE Financing", "Permitted Financial Asset Sale", "Permitted On Balance Sheet Warehouse Financing", "Restricted Payment", "Secured Debt" and "Term Securitization" and substituting in their respective places the following:

                  "Contingent Obligation" means, with respect to any Person, any obligation of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital, equity capital, net worth or other balance sheet condition or any income statement condition of the primary obligor or otherwise to maintain the solvency of the primary obligor, (iii) to purchase, lease or otherwise acquire property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any
         Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the agreement, instrument or other document evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. Contingent Obligations shall not include the following obligations or liabilities of the Parent, the Borrower or any other Subsidiary (including any Special Purpose Entity) to the extent incurred in connection with a Structured Financing: (a) reasonable and customary obligations of the Parent, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such Structured Financing, (ii) administrative and ministerial matters relating to any applicable Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of any such Special Purpose Entity and related Excluded Subsidiaries from that of the Parent and its other Subsidiaries and
         (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such Structured Financing and indemnification obligations owing to any such Person, and (b)(i) reasonable and customary repurchase obligations and other liabilities resulting from the breach of representations, warranties and covenants that are not related to creditworthiness of the obligors on the financial assets the subject of such Structured Financing and (ii) following the Parent's acquisition of CNL Financial Services, Inc. and CNL Financial Corporation in connection with the Consolidation, repurchase obligations resulting from the conversion of adjustable rate loans to fixed rate loans, and associated obligations relating to the acquisition of Hedge Agreements with respect to such loans, for purposes of this subclause (b)(ii) arising solely in connection with the transaction contemplated by that certain Wholesale Warehouse Mortgage Indenture dated as of August 1, 1998 among CNL Funding 98-1 LP, as Issuer, and Norwest Bank Minnesota, National Association, as Trustee. In addition, the ownership of a Subordinated Interest shall not be deemed to give rise to any Contingent Obligation on the part of the owner thereof. Further, Contingent Obligations shall not include liabilities of the Parent or any Consolidated Subsidiary which result solely from the Parent or such Consolidated Subsidiary being a general partner of a Special Purpose Entity that is a limited partnership and is not a Consolidated Subsidiary.

                  "Contribution Date" means first to occur of (a) the consummation of the acquisition by the Parent of substantially all of the assets of CNL Income Fund, LTD through CNL Income Fund, XVI, LTD (other than any such Fund whose limited partners do not approve its acquisition) in connection with the Consolidation or (b) June 30, 2000.

                  "Excluded Subsidiary" means any Subsidiary of the Parent (other than the Borrower) (a) which is a Special Purpose Entity or (b) which satisfies all of the following requirements: (i) such Subsidiary has no assets other than (x) Equity Interests in other Excluded Subsidiaries, (y) assets which such Subsidiary is to (and does in fact) dispose of promptly, and in any event within two Business Days, following such Subsidiary's acquisition of such assets and (z) cash distributed to such Subsidiary in connection with a Structured Financing and cash contributed to such Subsidiary to permit it to satisfy its obligations under a Structured Financing, so long as the amount of such cash held by such Subsidiary does not exceed $50,000 in the aggregate at any time; (ii) such Subsidiary engages in no business activities other than the ownership of such Equity Interests and its other assets, and activities incidental to Structured Financings; and
         (iii) such Subsidiary has no Debt, liabilities or other obligations other than those directly incurred in connection with (1) Structured Financings and (2) if such Subsidiary is a general partner of another Excluded Subsidiary, such Subsidiary's ownership interest as a general partner.

                  "Guarantor" means any Person that is a party to the Guaranty as a "Guarantor".

                  "Nonrecourse SPE Financing" means a transaction that the parties hereto are not treating for any purpose of this Agreement as a Permitted On Balance Sheet Warehouse Financing and that consists of one or more transfers by the Parent at any time prior to the Contribution Date, or by the Borrower or any other Subsidiary, to a Special Purpose Entity of promissory notes, mortgage loans, chattel paper, leases or other similar financial assets originated by the Parent, the Borrower or any other Subsidiary, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may not be accounted for on the consolidated balance sheet of the Parent as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125, and the incurrence by such Special Purpose Entity of Debt secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that (a) all of the Debt, liabilities and other obligations of such Special Purpose Entity incurred in connection with such transaction are nonrecourse for the payment or performance thereof to the Parent, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than reasonable and customary obligations of the Parent, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of the Parent and its other Subsidiaries, (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person and (v) reasonable and customary repurchase obligations and other liabilities resulting from the breach of representations, warranties and covenants that are not related to creditworthiness of the obligors on the financial assets the subject of such transactions; and (b) the stated maturity date of such Debt is after the Termination Date and is also at least one year after the date such Debt was incurred.

                  "Permitted Financial Asset Sale" means a transaction consisting of one or more limited recourse or nonrecourse transfers by the Parent at any time prior to the Contribution Date, or by the Borrower or any other Subsidiary, to a Special Purpose Entity of promissory notes, mortgage loans, chattel paper, leases or other similar financial assets originated by the Parent, the Borrower or any other Subsidiary, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may properly be, and are, accounted for on the consolidated balance sheet of the Parent as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125 in connection with either (x) limited recourse or nonrecourse sales of such financial assets (or interests therein) by such Special Purpose Entity to one or more Persons the accounts of which would not be required to be consolidated with those of the Parent in its consolidated financial statements in accordance with GAAP (provided that Subordinated Interests in such financial assets and I/O Strips may be issued or sold to any Person) or
         (y) the incurrence by such Special Purpose Entity of Debt secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that all of the Debt, liabilities and other obligations of such Special Purpose Entity incurred in connection with such transactions are nonrecourse for the payment or performance thereof to the Parent, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than the following: (a) reasonable and customary obligations of the Parent, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of the Parent and its other Subsidiaries, and (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person; (b)(i) reasonable and customary repurchase obligations and other liabilities resulting from the breach of representations, warranties and covenants that are not related to creditworthiness of the obligors on the financial assets the subject of such transactions and (ii) following the Parent's acquisition of CNL Financial Services, Inc. and CNL Financial Corporation in connection with the Consolidation, repurchase obligations resulting from the conversion of adjustable rate loans to fixed rate loans, and associated obligations relating to the acquisition of Hedge Agreements with respect to such loans, for purposes of this subclause (b)(ii) only arising solely in connection with the transaction contemplated by that certain Wholesale Warehouse Mortgage Indenture dated as of August 1, 1998 among CNL Funding 98-1 LP, as Issuer, and Norwest Bank Minnesota, National Association, as Trustee, and (c) limited recourse provisions giving rise to Debt solely to the extent permitted under Section 9.2.(b). For purposes of this definition, whether an obligation or liability is "reasonable and customary" shall be determined with reference to terms of similar transactions prevailing as of the date hereof.

                  "Permitted  On  Balance  Sheet  Warehouse  Financing"  means a transaction consisting of one or more transfers by the Parent at any time prior to the Contribution Date, or by the Borrower or any other Subsidiary, to a Special Purpose Entity of promissory notes, mortgage loans, chattel paper, leases or other similar financial assets originated by the Parent, the Borrower or any other Subsidiary, together with any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, which transfers may not be accounted for on the consolidated balance sheet of the Parent as a sale in conformity with Financial Accounting Standards Board Statement of Financial Accounting Standard No. 125, and the incurrence by such Special Purpose Entity of Debt secured by a Lien encumbering only the assets of such Special Purpose Entity; provided that (a) except as otherwise permitted under the immediately following clause (b), all of the Debt, liabilities and other obligations of such Special Purpose Entity incurred in connection with such transaction are nonrecourse for the payment or performance thereof to the Parent, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than reasonable and customary obligations of the Parent, the Borrower or any other Subsidiary with respect to (i) the servicing of any assets which are the subject of such transaction, (ii) administrative and ministerial matters relating to such Special Purpose Entity and related Excluded Subsidiaries, (iii) maintenance of the corporate separateness of such Special Purpose Entity and related Excluded Subsidiaries from that of the Parent and its other Subsidiaries, and (iv) the guaranty of payment of fees of any Person acting as a trustee in connection with such transaction and indemnification obligations owing to any such Person; (b) all of the provisions of such Debt regarding the liability of, or recourse to, the Parent, the Borrower or any other Subsidiary (excluding such Special Purpose Entity or any other Excluded Subsidiary which directly owns Equity Interests in such Special Purpose Entity) other than liabilities and obligations referred to in subclauses (i) through (iv) of the immediately preceding clause (a), have been approved of by the Administrative Agent in writing in its sole discretion and (c) all of the other terms and conditions of such Debt have been approved of by the Administrative Agent in writing in its reasonable judgment. For purposes of this definition, whether an obligation is reasonable and customary shall be determined with reference to terms of similar transactions prevailing as of the date hereof. For the two Business Day period commencing on the date of the Parent's acquisition of CNL Financial Services, Inc. and CNL Financial Corporation in connection with the Consolidation, both of the following credit facilities shall be deemed to be Permitted On Balance Sheet Warehouse Facilities: (x) the credit facility evidenced by that certain Franchise Loan Warehousing Agreement dated as of November 12, 1996 by and among CNL Financial I, Inc., First Union National Bank of Florida and Norwest Bank Minnesota, National Association and (y) the credit facility evidenced by that certain Franchise Loan Funding and Servicing Facility and Wholesale Warehouse Mortgage Agreement dated as of April 6, 1998 by and among CNL Financial IV, LP, Variable Funding Capital Corporation, First Union Capital Markets Corp., First Union National Bank and CNL Financial Services, Inc. Thereafter such credit facilities shall be Permitted On Balance Sheet Warehouse Facilities only if they satisfy the above conditions.

                  "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any Equity Interest of the Parent, the Borrower or any other Subsidiary now or hereafter outstanding, except a dividend or distribution payable solely in shares of that class of Equity Interest to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any Equity Interest of the Parent, the Borrower or any other Subsidiary now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any outstanding Debt which is subordinate in right of repayment to any of the Obligations; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any Equity Interest of the Parent, the Borrower or any other Subsidiary now or hereafter outstanding.

                  "Secured Debt" means, with respect to any Person, any Debt that is (a) secured in any manner by any Lien or (b) entitled to the benefit of a Negative Pledge. Debt in respect of Capitalized Lease Obligations shall not be deemed to be Secured Debt.

                  "Term  Securitization"  means a Permitted Financial Asset Sale
         (a) involving only a single transfer (or series of related and substantially contemporaneous transfers) to a Special Purpose Entity of financial assets, and any related title or other insurance policies, Hedge Agreements and other assets directly related to such financial assets, by the Parent, the Borrower or any other Subsidiary other than any transfer of such assets (i) being substituted for asset previously transferred pursuant to reasonable and customary repurchase and substitution obligations resulting from the breach of representations, warranties and covenants that are not related to the creditworthiness of the obligor on the financial assets or (ii) being substituted for cash collateral or a cash deposit (including in connection with reasonable and customary "pre-funding" arrangements) and (b) under which the Persons acquiring such financial assets (or interests therein) from the applicable Special Purpose Entity or making advances to such Special Purpose Entity secured directly or indirectly by such financial assets, are neither required nor permitted to acquire additional financial assets (or interests therein) from, or otherwise make additional advances to, such Special Purpose Entity, except as otherwise permitted under the immediately preceding clause (a).

         (b) The Credit Agreement is amended by adding to Section 1.1. the following new definition in the appropriate alphabetical location:

                  "Income Fund Note" means a promissory note issued by the Borrower to a Person who was a limited partner of any of CNL Income Fund, LTD through CNL Income Fund, XVI, LTD (each a "Fund") at the time of the Borrower's acquisition of substantially all of the assets of such Fund in connection with the Consolidation, which promissory note was issued to such Person because such Person elected not to receive common shares of the Parent in exchange for such Person's limited partnership interest in the applicable Fund. Any such promissory note shall only be considered to be an Income Fund Note if (a) the applicable interest rate (excluding any interest rate applicable upon a default) is not in excess of seven percent per annum, (b) accrued interest is scheduled to be paid no more frequently than semiannually and no principal is scheduled to be paid until the stated maturity date of such promissory note; and (c) the stated maturity date of such promissory note is at least five years following its date of issuance.

         (c) The Credit Agreement is amended by deleting Section 7.3. in its entirety and substituting in its place the following:

         Section 7.3.  Maintenance of Property.

                  In addition to the requirements of any of the other Loan Documents, the Borrower and the Parent shall (a) protect and preserve, and cause each other Subsidiary, or with respect to any material Real Property Asset leased by the Borrower, any Subsidiary or the Parent to a lessee, use its best efforts to cause such lessee, to protect and preserve, all of its material properties (or any such Real Property Asset in the case of any such lessee), and maintain, or use its best efforts to cause such lessee to maintain, in good repair, working order and condition all tangible properties necessary to their respective operations (or any such Real Property Asset in the case of any such lessee), ordinary wear and tear excepted, and (b) from time to time make, or use its best efforts to cause to be made, all needed and appropriate repairs, renewals, replacements and additions to such properties (or any such Real Property Asset in the case of any such lessee), so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         (d) The Credit Agreement is amended by deleting Sections 7.5. and 7.6. in their entirety and substituting in their respective places the following:

         Section 7.5.  Insurance.

                  In addition to the requirements of any of the other Loan Documents, the Parent and the Borrower shall maintain, and cause each other Subsidiary, or with respect to any Real Property Asset leased by the Borrower, any Subsidiary or the Parent to a lessee, use its best efforts to cause such lessee, to maintain, insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law, and the Borrower will from time to time deliver to the Administrative Agent upon its request, or to any Lender upon request through the Administrative Agent, a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Not in limitation of the foregoing, the Parent and the Borrower shall, and shall cause its other Subsidiaries to, or with respect to any Real Property Asset leased by the Borrower, any Subsidiary or the Parent to a lessee, use its best efforts to cause such lessee to, maintain builder's risk insurance during any period of construction and, upon completion, "all risk" insurance in an amount equal to (A) 100% of the replacement cost of the improvements, if any, on at least 85% (determined by number of parcels) of its Real Property Assets and (B) 90% of such replacement cost on no more than 15% (determined by number of parcels) of its Real Property Assets, in all cases with insurers having an A.M. Best policyholder's rating of not less than A- and financial size category of not less than X, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Agreement Date. The Borrower will deliver to the Lenders (i) upon request of any Lender through the Administrative Agent from time to time full information as to the insurance carried, (ii) within 10 days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the Agreement Date and (iii) promptly upon receipt, notice of any cancellation or nonrenewal of coverage by the Parent, the Borrower or any other Subsidiary.

         Section 7.6.  Payment of Taxes and Claims.

                  The Parent and the Borrower shall pay or discharge, and cause each other Subsidiary, or with respect to any Real Property Asset leased by the Borrower, any Subsidiary or the Parent to a lessee, use its best efforts to cause such lessee, to pay or discharge, when due
         (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income or profits or upon any properties belonging to it (or in the case of any such lessee, such lessee or such Real Property Asset), and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person (or in the case of any such lessee, such lessee or such Real Property Asset); provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the books of the Parent, the Borrower or such other Subsidiary, as applicable, in accordance with GAAP.

         (e) The Credit Agreement is amended by deleting Section 7.13. in its entirety and substituting in its place the following:

         Section 7.13.  Exchange Listing.

                  At all times on and after June 30, 2000, the Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is subject to price quotations on The NASDAQ Stock Market's National Market System.

         (f) The Credit Agreement is amended by deleting Section 7.15. in its entirety and substituting in its place the following:

         Section 7.15.  New Subsidiaries.

                  Upon the acquisition, incorporation or other creation of any Wholly Owned Subsidiary (other than an Excluded Subsidiary) after the Effective Date, the Parent shall cause such Subsidiary to execute and deliver to the Administrative Agent within 10 Business Days of such acquisition, incorporation or creation, an Accession Agreement to the Guaranty executed and delivered by such Subsidiary, together with each of the items that would have been required to be delivered with respect to such Subsidiary under subsections (iv), (v), and (x) through (xiii) of Section 5.1. if such Subsidiary were a Guarantor on the Effective Date. In addition, any Subsidiary that is not a Wholly Owned Subsidiary may execute and deliver to the Administrative Agent an Accession Agreement to the Guaranty, and if a Subsidiary does so, it shall also deliver to the Administrative Agent each of the items that would have been required to be delivered with respect to such Subsidiary under subsections (iv), (v), and (x) through (xiii) of Section 5.1. if such Subsidiary were a Guarantor on the Effective Date.

         (g) The Credit Agreement is amended by deleting Section 9.1.(d) in its entirety and substituting in its place the following:

                  (d) Maximum Unencumbered Asset Ratio. The ratio of (i) Unsecured Debt to (ii) the Unencumbered Asset Value, to be greater than
         (x) 0.50 to 1.00 prior to the Contribution Date and (y) 0.40 to 1.00 on and after the Contribution Date.

         (h) The Credit  Agreement is amended by deleting  Sections  9.2.(h) and
(i) in their entirety and substituting in their respective places the following:

                  (h) Secured Debt that is  Nonrecourse  Debt, and Debt incurred in connection with Nonrecourse SPE Financings; provided, however, until the acquisition by the Parent of substantially all of the assets of CNL Income Fund, LTD through CNL Income Fund, XVI, LTD (other than any such Fund whose limited partners do not approve its acquisition) has been approved of by the shareholders of the Parent and by the limited partners of the Funds being acquired, the Parent and the Borrower shall not, and shall not permit any other Subsidiary to, (i) create, incur or assume any additional Secured Debt except pursuant to existing commitments to extend to the Parent, the Borrower or any other Subsidiary Secured Debt; (ii) permit any existing commitment to extend to the Parent, the Borrower or any other Subsidiary any additional Secured Debt to be increased; or (iii) permit any additional commitments to extend any such Secured Debt to be incurred by any Person.

                  (i) Unsecured Debt incurred after the Agreement Date which (x) was incurred in connection with an offering of Debt securities (A) made pursuant to an effective registration statement filed with the Securities and Exchange Commission or (B) exempt from the registration requirements of the Securities Act pursuant to Rule 144A thereof so long as such Debt securities are required to be exchanged for Debt securities referred to in the preceding clause (A); (y) in the case of Debt evidenced by the Income Fund Notes, does not exceed $81,074,006 in aggregate outstanding principal amount at any time; or (z) in the case of any other Unsecured Debt, does not exceed $20,000,000 in aggregate outstanding principal amount at any time; and

         (i) The Credit Agreement is amended by deleting Section 9.4.(b) in its entirety and substituting in its place the following:

                  (b) Investments in general and limited partnerships, joint ventures and other Persons which are not corporations (excluding Investments subject to the limitations of the immediately following clause (e)) and which Investments are accounted for on an equity basis in accordance with GAAP, such that the aggregate book value of such Investments, together with the aggregate book value of all Investments of the Parent, the Borrower and other Consolidated Subsidiaries in Subsidiaries (excluding Excluded Subsidiaries) that are not Guarantors, exceeds 10.0% of Total Assets;

         (j) The Credit Agreement is amended by deleting Section 9.4.(f) in its entirety and substituting in its place the following:

                  (f) (i) Leases of equipment and Investments in promissory notes secured by a Lien in equipment, such that the aggregate amount of such leases and Investments (determined in accordance with GAAP) exceeds 5.0% of Total Assets and (ii) commitments to lease equipment and make Investments of the types described in the immediately preceding clause (i).

         (k) The Credit Agreement is amended by deleting Section 9.5.(g) in its entirety and substituting in its place the following:

                  (g) Investments in Subordinate Interests (excluding any Subordinate Interest issued in connection with a Term Securitization), so long as the value (determined on the basis of lower of cost or Fair Value) of such Investments, together with the aggregate outstanding amount of Debt permitted under Section 9.2.(b), does not exceed $100,000,000 in the aggregate at any time;

         (l) The Credit Agreement is amended by deleting Section 9.7.(d) in its entirety and substituting in its place the following:

                  (d) the Parent may declare or make cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed (i) $60,500,000 for the fiscal year ending December 31, 1999;
         (ii) 95% of Funds From Operations for the fiscal year ending December 31, 2000 and (iii) 90% of Funds From Operations for any fiscal year thereafter;

         (m) The Credit Agreement is amended by deleting Section 9.9.(a)(B) in its entirety and substituting in its place the following:

                  (B) the Parent and each Subsidiary (other than the Borrower) may sell, transfer, dispose of or contribute its assets to the Parent, the Borrower or any Wholly Owned Subsidiary;

         (n) The Credit Agreement is amended by deleting Section 9.9.(a)(G) in its entirety and substituting in its place the following:

                  (G) the Parent, the Borrower and the other Subsidiaries may sell, transfer, dispose of or contribute assets to a Special Purpose Entity, directly or indirectly through the Parent or other Subsidiary, in connection with a Structured Financing, and Special Purpose Entities may sell and assign assets (or interests therein) pursuant to Permitted Financial Asset Sales; and

         (o) The Credit Agreement is amended by deleting Section 9.10. in its entirety and substituting in its place the following:

         Section 9.10.  Dispositions of Assets.

                  The Parent and the Borrower shall not sell, lease, transfer or otherwise dispose of, and shall not permit any other Subsidiary to sell, lease, transfer or otherwise dispose of, assets (including without limitation capital stock or similar ownership interests) during any fiscal year which have an aggregate book value in excess of 15% of Total Assets as of the end of the immediately preceding fiscal year; provided, however, that the limitations of this Section shall not apply to (i) the sale, lease, transfer, disposition or contribution of assets
         (x)  among  the  Parent,   the  Borrower  and  any  other  Wholly-Owned
         Subsidiary that is a Guarantor or (y) from any Subsidiary to the Parent, the Borrower or any Wholly-Owned Subsidiary that is a Guarantor, (ii) any lease or sublease, as lessor or sublessor (as the case may be) by the Parent, the Borrower or any Subsidiary of its assets in the ordinary course of their business or (iii) any sale, assignment, disposition or contribution of assets in connection with a Structured Financing to the extent permitted under clause (a)(G) of
         Section 9.9.

         (p) The Credit Agreement is amended by deleting Section 9.12. in its entirety and substituting in its place the following:

         Section 9.12.  Modifications to Material Contracts.

                  The Parent and the Borrower shall not enter into, or permit any other Subsidiary to enter into, without the prior written consent of the Requisite Lenders, any amendment or modification to any Material Contract or default in the performance of any of its respective obligations under any Material Contract or cancel or terminate any Material Contract prior to its stated maturity; provided, however, this Section shall not apply at any time following the consummation of the acquisition by the Parent of substantially all of the assets of CNL Income Fund, LTD through CNL Income Fund, XVI, LTD (other than any such Fund whose limited partners do not approve its acquisition) in connection with the Consolidation.

         (q) The Credit Agreement is amended by deleting the references to "CNL Income Fund, XVIII, LTD" contained in the definitions of "Consolidation" and "Joint Venture" and replacing such references with references to "CNL Income Fund, XVI, LTD".

         (r) The Credit Agreement is amended by deleting (i) from Section 1.1. the definition of the term "Joint Ventures" and (ii) Schedule 1.1. thereto.

         Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

         (a) A counterpart of this Amendment duly executed by the Borrower, the Existing Guarantors and each of the Lenders;

         (b) Evidenced of payment of the fees payable under Section 7 below; and

         (c)  Such  other   documents,   instruments   and   agreements  as  the
Administrative Agent may reasonably request.

         Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

         (a) Authorization. The Borrower and the Existing Guarantors each has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and, in the case of the Borrower, under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officers of the Borrower and the Existing Guarantors and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

         (b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, the Parent or any other Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the Parent or any other Subsidiary, or any indenture, agreement or other instrument to which the Borrower, the Parent or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the Parent or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

         (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

         Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

         Section 5. Reaffirmation of Guaranty. Each of the Existing Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Existing Guarantor thereunder.

         Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

         Section 7. Amendment Fee. In consideration of the Lenders amending of the Credit Agreement as provided herein, the Borrower agrees to pay to the Administrative Agent for the account of the Lenders an amendment fee in the amount of $10,000 for each Lender.

         Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

         Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive provisions set forth in Section 1.2 of the Credit Agreement shall apply to this Amendment as though set forth herein.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

                          CNL APF Partners, LP
                          By:  CNL APF GP Corp., its sole general partner


                               By:_____________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________

                          CNL AMERICAN PROPERTIES FUND, INC.
                          CNL APF GP CORP.
                          CNL APF LP CORP.
                          CNL FINANCIAL SERVICES, LP
                                By:   CNL Financial Services GP Corp., its general partner
                                      CNL FINANCIAL SERVICES GP CORP.
                          CNL FINANCIAL LP HOLDING, LP
                                By:   CNL Financial GP Holding Corp., its general partner
                                      CNL FINANCIAL GP HOLDING CORP.
                          CNL FUND ADVISORS, INC.
                          CNL RESTAURANT DEVELOPMENT, INC.


                                By:__________________________________________________
                                     Name:___________________________________________
                                     Title:__________________________________________

                          First Union National Bank, as Administrative Agent and Lender


                                 By:______________________________________________
                                      Name:_______________________________________
                                      Title:______________________________________

                          BANK OF AMERICA, N.A.


                                 By:______________________________________________
                                      Name:_______________________________________
                                      Title:______________________________________

                    [Signatures Continued on Following Page]

           [Signature Page to First Amendment to Amended and Restated
                 Credit Agreement dated as of December ___, 1999
                           with CNL APF Partners, LP]


                          AMSOUTH BANK

                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________


                          BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                           THE CHASE MANHATTAN BANK


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                           SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                    [Signatures Continued on Following Page]

           [Signature Page to First Amendment to Amended and Restated
                 Credit Agreement dated as of December ___, 1999
                           with CNL APF Partners, LP]


                          CITIZENS BANK OF RHODE ISLAND

                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                          COMPASS BANK


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                          THE HUNTINGTON NATIONAL BANK


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                          COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., "RABOBANK
                          INTERNATIONAL", NEW YORK BRANCH


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

                          SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                  By:______________________________________________
                                       Name:_______________________________________
                                       Title:______________________________________

